UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2006

Dynamic Health Products, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-23031	34-1711778
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12399 Belcher Road South, Suite 140, Largo, Florida	33773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 683-0670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement;

Item 3.02 Unregistered Sales of Equity Securities.

On April 28, 2006, Dynamic Health Products, Inc. (the “Company”) entered into an agreement with Laurus Master Funds, Ltd, a Cayman Islands corporation (“Laurus”), pursuant to which the Company modified earlier agreements among the parties (the “Postponement and Amendment Agreement”).

On September 30, 2004, the Company entered into a Securities Purchase Agreement with Laurus whereby the Company completed the sale to Laurus of a secured convertible note in the principal amount of $6,000,000 (the “Term Note”) and a common stock purchase warrant to purchase 1,375,000 shares of the Company’s common stock. On March 29, 2005, the Company entered into agreements with Laurus pursuant to which the Company sold:

•	A secured convertible minimum borrowing note with a principal amount of $2,000,000;

•	A secured revolving note with a principal amount not to exceed $4,000,000 (the “Revolving Note”); and

•	A common stock purchase warrant to purchase 750,000 shares of common stock of the Company.

The Postponement and Amendment Agreement provides for the following:

•	Principal payments under the Term Note are reduced by $137,500 per month for the eight months commencing May 2006, all of which shall be paid on the maturity date of the Term Note;

•	The Company’s obligation to repay overadvances of up to $1,721,000 under the Revolving Note shall be suspended for a period of eight months;

•	All of the common stock purchase warrants issued to Laurus in connection with the September 2004 and March 2005 agreements are cancelled in their entirety;

•	In connection with the foregoing, the Company issued an aggregate of 425,000 shares of the Company’s common stock to Laurus.

In connection with the Postponement and Amendment Agreement, the Company also executed restated promissory notes in favor of Laurus and an amended and restated registration rights agreement (the “Restated Registration Rights Agreement”). Pursuant to the Restated Registration Rights Agreement, the Company agreed to file a registration statement by June 30, 2006, covering the resale of the securities issued or issuable to Laurus. The Company is obligated to have such registration statement declared effective by September 30, 2006, but there are no stated penalties for failure to meet such deadline.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits. The following documents are filed as exhibits to this report.

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Exhibit Number	Description

4.1	Postponement and Amendment Agreement, dated as of April 28, 2006, by and among Laurus Master Fund, Ltd., Dynamic Health Products, Inc. and Subsidiary

4.2	Amended and Restated Secured Revolving Note issued to Laurus Master Fund, Ltd., effective March 29, 2005.

4.3	Amended and Restated Secured Convertible Minimum Borrowing Note issued to Laurus Master Fund, Ltd., effective March 29, 2005.

4.4	Amended and Restated Secured Convertible Term Note issued to Laurus Master Fund, Ltd., effective September 30, 2004.

4.5	Amended and Restated Registration Rights Agreement, restated as of April 28, 2006, by and between Laurus Master Fund, Ltd. and Dynamic Health Products, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC HEALTH PRODUCTS, INC.

Date: May 3, 2006	/s/ Mandeep K. Taneja
Mandeep K. Taneja,
Chief Executive Officer

/s/ Cani I. Shuman
Cani I. Shuman,
Chief Financial Officer

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